                                                                   EXHIBIT 10.30


                          FORM OF UNDERWRITERS' WARRANT


THIS WARRANT (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 4 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND NEITHER THIS WARRANT NOR ANY SHARES ACQUIRED UPON EXERCISE OF THIS WARRANT MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS WARRANT AGREES FOR THE BENEFIT OF THE ISSUER THAT
(A) SUCH WARRANT MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(a) IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL), (b) TO THE ISSUER OR ITS SUBSIDIARIES, (c) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (2) IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE WARRANT EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

No. W-___                                                      Right to Purchase
                                                               Common Stock

                                     WARRANT


         THIS CERTIFIES THAT, for value received, [name of Underwriter], and its successors and assigns registered with the undersigned (the "HOLDER"), is entitled to purchase from VICTORY ENTERTAINMENT CORP., a Florida corporation (the "COMPANY"), at any time or from time to time during the period specified in
Section 2, as adjusted pursuant to Section 4, __________ [an aggregate of 10% of shares to be sold in the offering [less 80,000 shares]] fully paid and nonassessable shares of the Company's Common Stock, par value $.001 per share (the "COMMON STOCK"), at the Exercise Price (as defined below). The term "EXERCISE PRICE," as used herein, means 165% of the Initial Public Offering Price. The term "INITIAL PUBLIC OFFERING PRICE," as used herein, means the price at which shares of Common Stock are offered and sold to the public in an initial public offering (the "INITIAL PUBLIC OFFERING") of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"). The term "WARRANT SHARES," as used herein, refers to the Common Stock issued or issuable hereunder, and the term "AGGREGATE NUMBER," as used herein, refers to the maximum number of shares of Common Stock issuable hereunder (as such number may be decreased or increased as more fully set forth herein).

         This Warrant ("WARRANT") is subject to the following terms, provisions, and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         (a) GENERAL EXERCISE. Subject to the provisions hereof, this Warrant may be exercised from time to time following the IPO Closing Date (as defined in Section 2) by the Holder, in whole or in part (but not as to a fractional Warrant Share), by the surrender of this Warrant, together with a completed Exercise Agreement in the form attached hereto as ANNEX A, to the Company during normal business hours on any Business Day (as defined in Section 5) at the Company's principal office in Orlando, Florida (or such other office or agency of the Company as it may designate by notice to the Holder), and either (1) upon payment to the Company in cash in United States dollars or by check payable in United States dollars of the Exercise Price, for the Warrant Shares specified in said Exercise Agreement; or (2) in the event the Holder elects a "cashless" exercise under Section 1(b), upon receipt of the Exercise Agreement, for the number of Warrant Shares determined in accordance with Section 1(b). The Warrant Shares so purchased shall be deemed to be issued to the Holder or its designee as the record owner of such shares as of the close of business on the date (the "EXERCISE DATE") on which this Warrant shall have been surrendered, the completed Exercise Agreement delivered and, if applicable, payment made for such shares as aforesaid. In the event of a "cashless" exercise under Section 1(b), the Exercise Date shall be the date used to determine the applicable Current Market Price (as defined in Section 5). Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in said Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding seven business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of said Holder or such other name as shall be designated by the Holder; PROVIDED, in the event such certificates are registered in a name other than the name of the Holder, the Company shall have received an opinion of counsel, reasonably satisfactory to the Company, that the issuance

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                                      -3-


of such Warrant Shares is exempt from registration under the Securities Act. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of said certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. The Company shall pay any and all United States federal and state taxes and other expenses and charges payable in connection with the preparation, execution and delivery of share certificates (and any new Warrants) pursuant to this
Section 1 except that, in case such share certificates shall be registered in a name or names other than the Holder, funds sufficient to pay all transfer taxes which shall be payable in connection with the execution and delivery of such share certificates shall be paid by the Holder to the Company at the time of the delivery of such share certificates by the Company as mentioned above.

         (b) CASHLESS EXERCISE. The Holder shall have the right to pay all or a portion of the Exercise Price by making a "CASHLESS EXERCISE" pursuant to this
Section 1(b), in which case the portion of the Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Exercise Agreement by an amount equal to (1) the Exercise Price to be so paid divided by (2) the Current Market Price (as defined in Section 5 hereof).

The number of shares of Common Stock to be issued to the Holder as a result of a Cashless Exercise will therefore be as follows:

 (CURRENT MARKET PRICE/SHARE - EXERCISE PRICE/SHARE) X MAXIMUM WARRANT SHARES(1)
 -------------------------------------------------------------------------------
                           Current Market Price/Share

     (1) The number of Warrant Shares issuable immediately before the Cashless Exercise set forth in the Exercise Agreement.

         Within three business days of receipt of the Warrant and an Exercise Agreement specifying a Cashless Exercise, the Company shall provide to the Holder in writing its determination of the Current Market Price (including the basis therefor), which shall be determined as of the Exercise Date.

         (c) LOCK-UP PERIOD. The Holder agrees that, without the prior written consent of the Company, the Holder will not, during the period commencing on the date hereof and ending 365 days after the date of the final prospectus relating to the Initial Public Offering (the "LOCK-UP PERIOD"), (1) offer,
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                                      -4-



pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, this Warrant or any Warrant Shares, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of this Warrant or any Warrant Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the Holder agrees that, without the prior written consent of the Company, it will not, during the Lock-Up Period, exercise any right with respect to the registration of this Warrant or any Warrant Shares, including under Section 6.

         2. PERIOD OF EXERCISE. After the date of consummation of the Initial Public Offering (the "IPO CLOSING DATE") and before 5:00 p.m. eastern standard time on the fifth anniversary of the IPO Closing Date, this Warrant is exercisable at any time or from time to time.

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

         (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (b) RESERVATION OF SHARES. During the period within which this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. The Company will not take any action which would cause the Aggregate Number to exceed the total number of shares of Common
     Stock or other securities then authorized by the Company's articles of incorporation and available for the purpose of issue upon such exercise.

         (c ) REGISTRATION. If the issuance of any Warrant Shares required to be reserved for purposes of exercise of this Warrant requires registration with or approval of any governmental authority under any United States federal or state law (other than any registration under the Securities
     Act or under applicable state securities or blue sky laws) or listing on any United States securities exchange, before such shares may be issued upon exercise of this Warrant, the Company will, at its expense, use its best efforts to cause such shares to be duly registered or approved, or listed on the relevant securities exchange, as the case may be, at such time, so that such shares may be issued in accordance with the terms hereof.


         4. ADJUSTMENTS. The Exercise Price and the Aggregate Number of shares of Common Stock issuable upon the exercise of this Warrant (the "EXERCISE RATE") are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 4.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If the Company:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock or other capital stock of the Company; or

         (2) subdivides, combines or reclassifies its outstanding shares of Common Stock,

then the Exercise Rate in effect immediately prior to such action shall be proportionately adjusted so that the Holder may receive the Aggregate Number and kind of shares of capital stock of the Company which the Holder would have owned immediately following such action if this Warrant had been exercised immediately prior to such action and the Exercise Price in effect immediately prior to such action shall be adjusted to a price determined by multiplying the Exercise Price in effect immediately prior to such action by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding before giving effect to such action and the denominator of which shall be the number of shares of Common Stock and/or such other capital stock outstanding referred to in the foregoing clause (a)(1) after giving effect to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment the Holder of this Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such

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                                      -6-



allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 4.

         Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) ADJUSTMENT FOR CERTAIN ISSUANCES OF COMMON STOCK. If the Company issues or sells to any Person shares of its Common Stock or distributes any rights, options or warrants entitling any Person to purchase shares of Common Stock, or securities convertible into or exchangeable for Common Stock, in each case, at a price per share less than the Current Market Value on the record date for determining entitlements to participate in such issuance, sale or distribution (the "TIME OF DETERMINATION"), the Exercise Rate shall be adjusted in accordance with the formula:

                                 E' = E X  O + N
                                          -------
                                          O + N X P
                                              -----
                                                M

and the Exercise Price shall be adjusted in accordance with the following formula:

                                  EP' = EP X  E
                                             ---
                                              E'

where:

                  E' =      the adjusted Exercise Rate.

                  E  =      the Exercise Rate immediately prior to the Time of
                            Determination for any such issuance, sale or distribution.

                  EP' =     the adjusted Exercise Price.

                  EP  =     the Exercise Price immediately prior to the Time
                            of Determination for any such issuance, sale or distribution.

                  O   =     the number of Fully Diluted Shares (as defined
                            below) outstanding immediately prior to the Time of Determination for any such issuance, sale or distribution.

                  N   =     the number of additional shares of Common Stock
                            issued, sold or issuable upon exercise of such rights, options or warrants.

                  P   =     the per share price received and receivable by the
                            Company in the case of any issuance or sale of Common Stock or rights, options or warrants inclusive of the exercise price per share of Common
                            Stock payable upon exercise of such rights, options or warrants.

                  M   =     the Current Market Value per share of Common Stock
                            on the Time of Determination for any such issuance, sale or distribution.

         For purposes of this Section 4 the term "FULLY DILUTED SHARES" shall mean (i) the shares of Common Stock outstanding as of a specified date, and (ii) the shares of Common Stock into or for which rights, options, warrants or other securities outstanding as of such date are exercisable or convertible (other than this Warrant).

         The adjustments shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the relevant Time of Determination. Notwithstanding the foregoing, the Exercise Rate and the Exercise Price shall not be subject to adjustment in connection with (i) the issuance of any shares of Common Stock upon exercise of any such rights, options or warrants or conversion or exchange of convertible or exchangeable securities which have previously been the subject of an adjustment under this Agreement for which the required adjustment has been made or which were issued by the Company on or prior to the date of issuance of this Warrant, (ii) any exercise of this Warrant, (iii) any underwritten public offering of Common Stock or securities convertible into or exchangeable for Common Stock or (iv) any issuance of Common Stock or securities convertible or exchangeable for Common Stock pursuant to Rule 144A of the Securities Act. If at the end of the period during which any such rights, options or warrants are exercisable or such other securities are convertible or exchangeable, not all rights, options or warrants shall have been exercised or such other securities converted or exchanged, this Warrant shall be immediately readjusted to what it would have been if "N" in each of the above formulas had been the number of shares actually issued.

         (c) ADJUSTMENT FOR OTHER DISTRIBUTIONS. If the Company distributes to holders of its Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, (ii) any assets of the Company or any of its subsidiaries (whether in cash, property or otherwise), or (iii) any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company, the Exercise Rate shall be adjusted in accordance with the formula:

                                   E' = E X  M
                                           -----
                                           M - F

and the Exercise Price shall be decreased (but not increased) in accordance with the following formula:

                                  EP' = EP X  E
                                             ---
                                              E'

where:

                  E'  =     the adjusted Exercise Rate.

                  E   =     the current Exercise Rate on the record date
                            referred to in this paragraph (c) below.

                  EP' =     the adjusted Exercise Price.

                  EP  =     the current Exercise Price on the record date
                            referred to in this paragraph (c) below.

                  M   =     the Current Market Value per share of Common Stock
                            on the record date referred to in this paragraph (c) below.

                  F   =     the fair market value (as determined in good faith
                            by the Company's Board of Directors) on the record date referred to in this paragraph (c) below of the indebtedness, assets, rights, options or warrants distributable in respect of one share of Common
                            Stock.

                  The adjustments shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution. If any adjustment is made pursuant to clause (iii) above of this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, this Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date.

         This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 4.

         (d) OTHER CONSIDERATIONS. The following provisions shall be applicable to the making of adjustments of the Exercise Price and Exercise Rate herein before provided for in this Section 4:

         (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for the purposes of this Section 4.

         (ii) The adjustments required by the preceding paragraphs of this
     Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except as expressly provided herein. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (iii) In computing adjustments under this Section 4 fractional interests in Common Stock shall be taken into account to the nearest one-thousandth (.001) of a share and shall be aggregated until they equal one whole share.

         (iv) If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any item described in Sections 4(a) through 4(c) hereof, but abandon its plan to pay or deliver such item, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (v) The consideration for any additional shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such options, warrants or other rights, plus the additional consideration payable to the Company upon the exercise of such options, warrants or other rights. The consideration for any additional shares of Common Stock issuable pursuant to the terms of any convertible or exchangeable securities shall be the consideration received or receivable by the Company for issuing any options, warrants or other rights to subscribe for or purchase such convertible or exchangeable securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible or exchangeable securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion, exercise or exchange of such convertible or exchangeable securities. In case of the issuance at any time of any additional shares of Common Stock or convertible or exchangeable securities in payment or satisfaction of any dividend upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or convertible or exchangeable securities a consideration equal to the amount of such dividend so paid or satisfied.

         (vi) Shares of Common Stock, convertible or exchangeable securities or warrants, rights or options to acquire any of the foregoing shall not be deemed outstanding for purposes of this Section 4 if held by the Company.

         (e) FURTHER ADJUSTMENTS. In case of any capital reorganization, other than in the cases referred to in Section 4(a), (b) or (c) hereof and other than any capital reorganization that does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of all or substantially all of the assets of the Company (collectively such actions being hereinafter referred to as "REORGANIZATIONS"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of this Warrant would have been entitled upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any such shares or other securities or property thereafter deliverable upon exercise of this Warrant.

         The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization or the corporation or other entity purchasing such assets shall expressly assume, by a supplemental warrant or other acknowledgment executed and delivered to the Holder the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the due and punctual performance and observance of each and every covenant, condition, obligation and liability under this Warrant to be performed and observed by the Company in the manner prescribed herein.

         The foregoing provisions of this Section 4(e)(ii) shall apply to successive Reorganization transactions.

         (f) NO DUPLICATION OF ADJUSTMENTS. The occurrence of a single event shall not trigger an adjustment of the Exercise Price and Exercise Rate under more than one paragraph of this Section 4.

         (g) MINIMUM ADJUSTMENT OF AGGREGATE NUMBER; EFFECTIVE DATE FOR ADJUSTMENTS. If the amount of any adjustment of the Aggregate Number required pursuant to this Section 4 would result in an increase in the number of Warrant Shares purchasable hereunder which is less than one percent (1%) of the number of Warrant Shares purchasable hereunder immediately before such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall result in an increase in the number of Warrant Shares purchasable hereunder which is at least one percent (1%) of number of Warrant Shares purchasable hereunder immediately before such adjustment; PROVIDED that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall, with respect to the portion of this Warrant then exercised, be made.

         (h) NO EXERCISE PRICE ADJUSTMENT BELOW PAR VALUE. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the event such adjustment will result in an Exercise Price below the existing par value of the Company's Common Stock.

         (i) NOTICE OF ADJUSTMENT. Upon the occurrence of any event requiring an adjustment of the Exercise Rate or Exercise Rate, then and in each such case the Company shall promptly deliver to the Holder an officer's certificate stating the Exercise Rate and Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. DEFINITIONS. For the purpose of this Warrant, the following terms shall have the following meanings:

         "AFFILIATE": shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or specified Person, including, but not limited to, any holder of 10% or more of the voting securities of any Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         A "BUSINESS DAY" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York.

         "CAPITAL STOCK": shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) capital stock.

         The "CLOSING BID PRICE" for any Security on each Business Day means the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

         "COMMISSION": the United States Securities and Exchange Commission and any other similar or successor agency of the United States federal government administering the Securities Act or the Exchange Act.

         "CURRENT MARKET VALUE": per share of Common Stock or of any other security (herein collectively referred to as a "SECURITY") at any date shall be:

                    (1) if the Security is not registered under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the value of the Security determined as of a date within 30 days preceding such date by an Independent Financial Expert selected by the Company, or

                    (2) if the Security is registered under the Exchange Act, the average of the daily closing bid prices of such Security for the 20 consecutive Business Days preceding such date, but only if such Security shall have been listed on a national securities exchange or the Nasdaq National Market or traded through an automated quotation system during such entire 20 Business Day period.

         "INDEPENDENT": any Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or any of its subsidiaries, or in any affiliate of the Company or any of its subsidiaries (other than as a result of holding securities of the Company in trading accounts) and (iii) is not an officer, employee, promoter, trustee, partner, director or Person performing similar functions for the Company or any of its subsidiaries or any affiliate of the Company or any of its subsidiaries.

         "INDEPENDENT FINANCIAL EXPERT": a reputable accounting, appraisal or investment banking firm that is, in the reasonable judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged hereunder, is nationally recognized and disinterested and Independent with respect to the Company and its affiliates and is reasonably acceptable to the Holder.

         "PERSON": an individual, corporation, partnership, limited liability company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

         6. REGISTRATION RIGHTS.

         (a) RIGHT TO PARTICIPATE IN REGISTRATIONS. If, following the Lock-Up Period, the Company proposes to register shares of capital stock (as defined in Section 5) under the Securities Act, in connection with a public offering for its own account (other than a registration statement on Form S-8 or Form S-4 under the Securities Act or on any other registration statement which is not suitable for use to register the Warrant Shares), the Company shall each such time give notice of such proposed registration to the Holder of this Warrant. Subject to the terms and provisions of this Section 6, upon the request of the Holder made within 20 days after the giving of such notice by the Company, the Company shall use its best efforts to cause all Warrant Shares the Holder shall have requested to be included in the proposed registration ("REGISTRABLE SHARES") to be included in such registration to the extent required to permit the sale or other disposition by such Holder of such Registrable Shares, unless, in the opinion of counsel to the Company, registration of such Registrable Shares is not required to transfer such Registrable Shares. Notwithstanding anything to the contrary contained herein, the Company shall not be required to register any Registrable Shares if such Registrable Shares, at the time of the filing of such registration, are covered by or included in any other registration theretofore filed by the Company under the Securities Act. Any Registrable Shares registered pursuant to this Section 6(a) shall be included in such registration on the same terms and conditions as those applicable to the other shares of capital stock being registered. Notwithstanding anything to the contrary contained herein, for the purposes of this Section 6, "Registrable Shares" shall not include Warrant Shares which are eligible for resale under Rule 144(k) of the Securities Act.

         In the event an offering to be conducted pursuant to the proposed registration is to be an underwritten public offering, the Company shall advise the Holder as a part of the written notice given pursuant to this Section 6(a), and the registration rights provided in this Section 6(a) shall be subject to the condition that, if the managing underwriter or underwriters of such offering conclude that marketing factors require a limitation on the number of securities to be underwritten, the Company shall include in such registration: (i) first, all shares of the capital stock the Company proposes to sell; (ii) second, all shares of capital stock requested to be included in such registration by all holders who have registration rights EXPRESSLY superior to the rights contained in this Section 6; and (iii) third, the Warrant Shares requested by the Holder to be included in such registration and all shares of the capital stock requested to be included in such registration by any other holders of the capital stock who are entitled to include shares of the capital stock in such registration pursuant to written registration rights agreements granted by the Company on a PARI PASSU basis (the "OTHER SHAREHOLDERS") in excess of the number of shares of the capital stock the Company under clause (i) and the holders described under clause (ii) propose to sell which, in the opinion of such underwriters, can be sold without adversely affecting the anticipated price or probability of success of such offering (such aggregate number of shares of the capital stock included in such offering to be allocated pro rata among Holder and the Other Shareholders on the basis of the number of shares of the capital stock requested to be included therein by the Holder and each Other Shareholder).

         (b) REGISTRATION PROCEDURES. If and whenever the Company is required pursuant to Section 6(a) to use its best efforts to cause the Registrable Shares to be included in the registration of securities of the Company under the Securities Act, the Company will, as expeditiously as possible:

         (i) prepare and file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (the "REGISTRATION STATEMENT") covering the Registrable Shares and use its best efforts to cause the Registration Statement to become effective and to remain effective for so long as may reasonably be necessary to complete the sale or other disposition of such Registrable Shares; PROVIDED that the Company shall not in any event be required to use its best efforts to maintain the effectiveness of the Registration Statement for a period in excess of 180 days;

         (ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus contained therein as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act, with respect to the sale or other disposition of such Registrable Shares whenever the Holders thereof shall desire to sell or otherwise dispose of the same but only to the extent provided in this
     Section 6(b); PROVIDED, the Holder, upon receipt from the Company of notice that an event has occurred which requires a post-effective amendment to the Registration Statement, a supplement to the prospectus included therein or a supplemental filing with the Commission to be incorporated by reference therein, shall promptly discontinue the sale of Registrable Shares until the Holder receives copies of a supplemental or amended prospectus from the Company or notice from the Company that the existing prospectus has become available for such sale, which the Company shall provide as soon as practicable after such notice of discontinuance; PROVIDED, HOWEVER, in the event the Company provides such notice of discontinuance to the Holder, the 180 day period referred to in clause (i) above shall be extended for the period equal to the number of days during which the prospectus, as supplemented as necessary, was not available to facilitate sales of the Registrable Shares by the Holder;

         (iii) furnish to the Holder such numbers of copies of the Registration Statement, the prospectus contained therein (including each preliminary prospectus), and each amendment and supplement to the Registration Statement and such prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the sale or other disposition of the Registrable Shares; and

         (iv) use its best efforts to register or qualify such Registrable Shares for sale under the securities or blue sky laws of such jurisdictions as the Holder may request, and do any and all other acts and things that may be necessary under such securities or blue sky laws to enable the Holder to consummate the sale or other disposition of the Registrable Shares in such jurisdictions; PROVIDED that the Company shall not in any event be required to keep any such registration or qualification in effect after the expiration of the period during which the Company maintains the effectiveness of the Registration Statement and shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to subject itself to taxation in any such jurisdiction.

         (c) REQUIRED INFORMATION. The Company shall not be required to use its best efforts to include the Registrable Shares in a proposed registration of its securities under the Securities Act unless and until (i) the Holder furnishes to the Company such information regarding the Holder and the Registrable Shares and the intended method of disposition of such Registrable Shares as the Company shall reasonably request in order to satisfy the requirements applicable to such registration, and (ii) in the event the offering to be conducted pursuant to such registration is to be an underwritten public offering, the Holder agrees to the terms of an underwriting agreement agreed to between the Company and the underwriter or underwriters of such offering and executes all documents reasonably required to effect such offering.

         (d) EXPENSES OF REGISTRATION. The Company shall pay or cause to be paid and shall indemnify and hold harmless the Holder from and against any and all reasonable costs and expenses incurred in connection with any registration of Registrable Shares under Section 6(a), including, without limitation, all federal and state blue sky filing and registration or qualification fees attributable to such shares and fees (not to exceed $5,000); PROVIDED, HOWEVER that the Company shall not be required to pay any brokerage and underwriting discounts and commissions attributable to such shares or the fees and expenses of any financial, legal or accounting advisors employed by the Holder in connection with any such registration.

         (e) INDEMNIFICATION. In connection with any registration of the Registrable Shares pursuant to the provisions of this Section 6, the Company shall indemnify and hold harmless the Holder to the extent that companies generally indemnify and hold harmless underwriters in connection with public offerings under the Securities Act, and the Holder shall indemnify and hold harmless the Company, each director and officer of the Company, and each person who controls the Company within the meaning of the Securities Act to the extent that selling shareholders generally indemnify and hold harmless issuers of securities in connection with public offerings under the Securities Act with respect to the written information provided by such Holder for use by the Company in the preparation of the Registration Statement.

         (f) TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Shares under this Section 6 may be assigned to any assignee of Registrable Shares.

         (g) LIMITATIONS ON GRANTING OTHER REGISTRATION RIGHTS. The Company will not provide or otherwise grant to any officer, director or other party, registration rights with respect to the Company's securities which would conflict with the provisions in this Section 6.

         7. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax in respect thereof; PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

         8. AVAILABILITY OF INFORMATION. The Company will cooperate with the Holder in supplying such information as may be reasonably necessary for the Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act, for the sale of this Warrant or any Warrant Shares. The Company will deliver to the Holder, promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent or made available generally by the Company to its shareholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange, the Commission or similar agency.

         9. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         10. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT.

         (a) WARRANT TRANSFERABLE. Subject to Section 10(f), the transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to in Section 10(e) by the Holder in person or by his duly authorized attorney (which may include officers of the Company), upon surrender of this Warrant properly endorsed together with a completed Assignment Agreement in the form attached hereto as ANNEX B. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to the registration of transfer hereof on the books of the Company; but until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

         (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10(e), for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock as shall be designated by said Holder hereof at the time of such surrender. For purposes hereof, the term "Warrant" shall be deemed to include any and all such replacement Warrants, whether issued pursuant to this Section 10(b) or any other Section hereof.

         (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 10, this Warrant shall be promptly cancelled by the Company. The Company shall pay any and all United States federal and state taxes (other than securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 10.

         (e) REGISTER. The Company shall maintain, at its principal office in Orlando, Florida (or such other office or agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f) RESTRICTIVE LEGENDS. Each certificate for any Warrant Shares issued upon the exercise of this Warrant, and each stock certificate issued upon the transfer of any such Warrant Shares (except as otherwise permitted by this Section 10) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THE WARRANT PURSUANT TO WHICH THESE SHARES HAVE BEEN ISSUED, AND NO TRANSFER OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

         Each Warrant issued in substitution for any Warrant pursuant to this
Section 10 and each Warrant issued upon the transfer of any Warrant (except as otherwise permitted by this Section 10) shall be stamped or otherwise imprinted with a legend substantially in the form of the legend contained on the front page of this Warrant.

         (g) TERMINATION OF RESTRICTIONS. The restrictions imposed by Section 10(f) upon the transferability of Warrants and Warrant Shares shall apply as to this Warrant and any Warrant Shares until (i) such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (ii) such time as, in the reasonable opinion of counsel for the Company, or upon the written opinion of counsel for the Holder reasonably acceptable to the Company, such restrictions are not required in order to comply with the Securities Act. Whenever such restrictions shall terminate as to any Warrants or Warrant Shares, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the restrictive legends set forth in Section 10(f).

         11. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Holder or to the holder of shares acquired upon exercise of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail, postage prepaid and addressed, to the office of the Company at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, or at such other address as shall have been furnished to the Holder by notice from the Company. Any such notice, request, or other communication may be sent by telegrams or telex, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the delivery thereof to (or the receipt by, in the case of a telegram or telex) the person entitled to receive such notice at the address of such person for purposes of this Section 11, or, if mailed, at the completion of the third full day following the time of such mailing thereof to such address, as the case may be.

         12. GOVERNING LAW; SUBMISSION TO PROCESS. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

         13. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific enforcement of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

14.      MISCELLANEOUS.

         (a) AMENDMENTS. This Warrant and any provision hereof may not be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought.

         (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not effect the meaning of construction of any of the provisions hereof.

         (c) SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

         (d) OBLIGATIONS OF WARRANT HOLDERS. By accepting this Warrant, the Holder thereof agrees to all of its obligations contained herein.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by
its duly authorized officer on this [ ] day of [      ], 2000.

                                                 VICTORY ENTERTAINMENT CORP.


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

                                    ANNEX A

                           FORM OF EXERCISE AGREEMENT

                                                           Dated: ______, _____.

To:      VICTORY ENTERTAINMENT CORP.

                  The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ ("WARRANT SHARES") shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant either (check one):

         o        in cash or by check in the amount of U.S. $__________; or

         o by "cashless" exercise in accordance with Section 1(b) of such Warrant (in which case the number of Warrant Shares issuable upon this exercise will be appropriately determined).

                  Please issue a certificate or certificates for the appropriate number of shares of Common Stock in the name of and pay any cash in U.S. dollars for any fractional share to:

                                                 Name:
                                                      --------------------------


                                                 Signature:
                                                           ---------------------
                                                 Title of Signing Officer or
                                                 Agent
                                                 (if any):
                                                          ----------------------

                                                 Note: The above signature
                                                       should correspond exactly
                                                       with the name on the face
                                                       of the within Warrant or
                                                       with the name of the
                                                       assignee appearing in the
                                                       assignment form.


                                                 Signature guaranteed by:


                                                 -------------------------------
                                                 NOTE:  Signature must be
                                                 guaranteed by a commercial
                                                 bank, trust company, or by a
                                                 member firm of a registered
                                                 national securities exchange.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

                                                                         ANNEX B

                          FORM OF ASSIGNMENT AGREEMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

NAME OF ASSIGNEE           ADDRESS          NO. OF SHARES
----------------           -------          -------------






, and hereby irrevocably constitutes and appoints _________ ________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:  __________________, ____.


In the presence of


--------------------------




                                                 Name:
                                                      --------------------------


                                                 Signature:
                                                           ---------------------
                                                 Title of Signing Officer or
                                                 Agent

                                                 (if any):
                                                          ----------------------

                                                 Address:
                                                          ----------------------
                                                          ----------------------

                                                 Note: The above signature
                                                       should correspond exactly
                                                       with the name on the face
                                                       of the within Warrant.